AGREEMENT



     Agreement made as of the 10th day of February, 1998 by and between TWIN FACES ENTERTAINMENT EAST (MICHAEL SMOLANOFF) hereby noted as "The
Producer"  and  UPRISE ENTERTAINMENT (JOHNNIE KING) hereby  noted  as  "the
Company".

     "The Producer" is willing to provide funds in the amount of $505,000 to "The Company" for the production of the script "A REAL MAN" written by the "The Company". The script will be made into a feature film by "The Company". Terms and conditions to be set forth in this Agreement.

     In consideration of the mutual promises and agreements of the parties, they hereby agree as follows:

1. A feature length film is an edited copy of a professional quality film that is suitable for distribution to exhibitors for audience viewing.

     The terms of this agreement for providing funds based on the attached budget and draw down schedule (noted as the A page) are as follows:

A. Start up funds of $55,000 from the budget for the items attached on the A page will be made available as funding is received by TWIN FACES ENTERTAINMENT EAST. The remaining funds from the budget totaling $450,000 will also be made available as funding is received by TWIN FACES ENTERTAINMENT EAST.

B. All funds from TWIN FACES ENTERTAINMENT EAST will be wire transferred into the account(s) of UPRISE ENTERTAINMENT ("The Company"). Funds can be made available by check if both parties agree.

2. Compensation to TWIN FACES ENTERTAINMENT EAST will be as follows: TWIN FACES ENTERTAINMENT EAST will get 60% of the domestic box office receipts. UPRISE ENTERTAINMENT will get 40% of the domestic receipts. Once TWIN FACES ENTERTAINMENT EAST has recouped the budget amount of $505,000 from the box office, then TWIN FACES ENTERTAINMENT EAST will receive 40% of the box office receipts and UPRISE ENTERTAINMENT will get 60% of the box office receipts. Box office receipts being all sales at the domestic box office for this film.

     TWIN FACES will also receive 40% of all monies from TV sales, ie., HBO, Showtime and music rights, etc.

3. This agreement shall go into force upon the signing of this contract by both parties. TWIN FACES ENTERTAINMENT EAST will do all things necessary which will enable all funds to be available within a reasonable time frame.

4. Both parties agree not to circumvent or attempt to circumvent either of the parties in any manner whatsoever, now or in the future. No party to this transaction will attempt to contact, deal with in any manner or solicit the client or business contacts of the other party at anytime. All information pertaining to this deal, including both parties banks, bank officers, trust officers or any other individuals or entities pertaining to this agreement. All information is reserved for the parties in this agreement.

5. This contract may not be produced. However, if changes need to be made in this contract, both parties must agree to the changes. All changes must have the initials of both parties by the provision being changed.

6. This contract is binding provided it is signed by both parties and notarized.

7. Any and all arbitration/court proceedings shall be held in New York City, in the state of New York governing laws.

8. Both parties are clear and understand that this document doesn't have to have the signature of any witnesses as long as the document is signed by both parties.

9. This agreement contains the entire and full understanding existing between the parties as of the date of it's execution regarding the subject
     matter   contained  herein.   It  is  further  agreed  that  financial
     accountability will be provided by UPRISE ENTERTAINMENT.   All  former
     representations, promises, covenants whether written or oral are null and
     void.   The parties agree, execute and acknowledge the terms set forth herein. Best intentions do not work in contract procedure and performance. Understand that this is a full recourse contract.

ACCEPTED AND AGREE BY
TWIN FACES ENTERTAINMENT EAST (THE PRODUCER)

s/Michael Smolanoff
--------------------------

ACCEPTED AND AGREED BY
UPRISE ENTERTAINMENT (THE COMPANY)

s/Johnnie King
-------------------

                   "A" PAGE    (1) DRAW DOWN


PREPRODUCTION BUDGET

1.   SCREENPLAY               15,000

2.   PRODUCER & STAFF         12,800

3.   CASTING AGENT             3,200

4.   PUBLICITY                10,000

5.   STILL PHOTOGRAPHER        2,500

6.   TRANSPORTATION            5,850

7.   INSURANCE                 5,000

8.   MINNY CAM                   350

9.   MISC.                       300


PREPRODUCTION TOTAL           55,000